UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2026

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 316-4805

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII
Rights	FTIIW
Units	FTIIU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 12, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of FutureTech II Acquisition, Corp. (the “Company”) received an email from Adeptus Partners LLC, the Company’s independent registered public accounting firm (“Adeptus”) informing the Audit Committee that Adeptus was resigning as the Company’s independent registered public accounting firm effective as of January 12, 2026. Adeptus had served as the Company’s independent registered public accounting firm since October 7, 2021.

Adeptus’ audit report on the Company’s financial statements as of December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the period October 7, 2021 and January 12, 2026: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Adeptus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Adeptus, would have caused Adeptus to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) except as set forth below there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 22, 2025, the only “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) were Adeptus’ communications to the Company of the material weakness in disclosure controls and procedures discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and the material weakness over financial reporting disclosed in the 2024 Form 10-K and the 2023 Form 10-K. Descriptions of the foregoing material weaknesses in Part II, Item 9A “Controls and Procedures” in the 2024 Form 10-K and the 2023 Form 10-K are incorporated herein by reference.

The Company provided Adeptus with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Adeptus furnish the Company with a letter addressed to the SEC stating whether Adeptus agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which Adeptus does not agree with such statements. A copy of the letter from Adeptus is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
16.1	Letter from Adeptus Partners LLC, dated January 16, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: January 16, 2026
	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer

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